Exhibit (16)

Powers of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in all of his or her capacities as a Trustee of The FBR Funds, a Delaware statutory trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the FBR Pegasus Small Cap Growth Fund  into the FBR Pegasus Small Cap Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 5th day of May, 2010

/s/ David H. Ellison_______
David H. Ellison
Trustee and President

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in all of his or her capacities as a Trustee of The FBR Funds, a Delaware statutory trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the FBR Pegasus Small Cap Growth Fund  into the FBR Pegasus Small Cap Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 5th day of May, 2010

/s/ Michael A. Willner_______
Michael A. Willner
Trustee

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in all of his or her capacities as a Trustee of The FBR Funds, a Delaware statutory trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the FBR Pegasus Small Cap Growth Fund  into the FBR Pegasus Small Cap Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 5th day of May, 2010

/s/ Reena Aggarwal___________
Reena Aggarwal
Trustee

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in all of his or her capacities as a Trustee of The FBR Funds, a Delaware statutory trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the FBR Pegasus Small Cap Growth Fund  into the FBR Pegasus Small Cap Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 5th day of May, 2010

/s/ William E. Cole, Jr.______
William E. Cole, Jr.
Trustee

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in all of his or her capacities as a Trustee of The FBR Funds, a Delaware statutory trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the FBR Pegasus Small Cap Growth Fund  into the FBR Pegasus Small Cap Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 5th day of May, 2010

/s/ Charles O. Heller_________
Charles O. Heller
Trustee